UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2020

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 E. HILLSDALE BLVD., SUITE 250
FOSTER CITY, CALIFORNIA 94404
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 21, 2020, Geron Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Stifel, Nicolaus & Company, Incorporated and MTS Securities, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale (the “Offering”) of 107,049,375 shares of the Company’s common stock (“Common Stock”), and pre-funded warrants to purchase 8,335,239 shares of Common Stock (the “Pre-Funded Warrants”), together with accompanying warrants to purchase 57,692,307 shares of Common Stock (the “Common Stock Warrants”, and together with the Pre-Funded Warrants, the “Warrants”). The combined offering price to the public of each share of Common Stock and accompanying Common Stock Warrant is $1.30. The combined offering price to the public of each Pre-Funded Warrant and accompanying Common Stock Warrant is $1.299. The gross proceeds to the Company from the Offering are expected to be approximately $150 million, before deducting underwriting discounts and estimated offering expenses. All of the securities in the Offering are being sold by the Company. The Offering is expected to close on May 27, 2020, subject to satisfaction of customary closing conditions.

Each Pre-Funded Warrant will have an initial exercise price per share of $0.001, subject to certain adjustments. The Pre-Funded Warrants will be exercisable immediately and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full. A holder (together with its affiliates and other attribution parties) may not exercise any portion of a Pre-Funded Warrant to the extent that immediately prior to or after giving effect to such exercise the holder would own more than 9.99% of the Company’s outstanding Common Stock immediately after exercise, which percentage may be changed at the holder's election to a lower or higher percentage not in excess of 19.99% (if exceeding such percentage would result in a change of control under Nasdaq Listing Rule 5635(b) or any successor rule) upon 61 days’ notice to the Company subject to the terms of the Pre-Funded Warrants.

Each Common Stock Warrant will have an initial exercise price per share of $1.30, subject to certain adjustments. The Common Stock Warrants will be exercisable immediately and will expire on the earlier to occur of (a) the date that is 30 business days following the date on which the Company first issues a press release disclosing, if applicable, positive top-line safety and efficacy results from the Phase 3 portion of IMerge, the Company's Phase 2/3 clinical trial of imetelstat for the treatment of patients with Low or Intermediate-1 risk myelodysplastic syndromes (or, if such date is not a business day, then the next business day following such date) and (b) December 31, 2025. A holder (together with its affiliates and other attribution parties) may not exercise any portion of a Common Stock Warrant to the extent that immediately prior to or after giving effect to such exercise the holder would own more than 9.99% of the Company’s outstanding Common Stock immediately after exercise, which percentage may be changed at the holder's election to a lower or higher percentage not in excess of 19.99% (if exceeding such percentage would result in a change of control under Nasdaq Listing Rule 5635(b) or any successor rule) upon 61 days’ notice to the Company subject to the terms of the Common Stock Warrants.

The Offering is being made pursuant to the Company’s shelf registration statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on May 24, 2018, which became effective on July 12, 2018 (Registration Statement No. 333-225184), and a prospectus supplement thereunder (the “Prospectus Supplement”), and pursuant to a related registration statement on Form S-3 (No. 333-238595) filed with the SEC pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "Securities Act").

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities arising under the Securities Act other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for the purposes of such agreement and as of specific dates, and were solely for the benefit of the parties to such agreement.

The foregoing descriptions of the terms of the Underwriting Agreement, Pre-Funded Warrants and Common Stock Warrants are each qualified in their entirety by reference to the Underwriting Agreement, form of Pre-Funded Warrant and form of Common Stock Warrant, respectively, which are attached as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2 hereto, respectively, and incorporated by reference herein.

A copy of the legal opinion of Cooley LLP relating to the validity of the issuance and sale of the securities in the Offering is attached as Exhibit 5.1 hereto.

Item 2.02 Results of Operations and Financial Condition.

On May 21, 2020, the Company filed a preliminary prospectus supplement with the SEC in which it disclosed that as of March 31, 2020, it had approximately $133.4 million of cash, cash equivalents, restricted cash and marketable securities. This amount is preliminary and is subject to change upon completion of the Company’s quarterly closing procedures and any adjustments that may result from the completion of the review of the Company’s financial statements. As a result, this preliminary estimate may differ from the actual results that will be reflected in the Company’s financial statements when they are completed and publicly disclosed. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of and for the three months ended March 31, 2020. This preliminary estimate may change and the change may be material.

The information furnished under this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Special Note Regarding Forward-Looking Statements

Except for the historical information contained herein, this Current Report on Form 8-K contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such statements, include, without limitation, those regarding: (i) the completion and anticipated proceeds of the public offering; (ii) potential positive top-line safety and efficacy results from the Phase 3 portion of IMerge; (iii) the Company’s cash position as of March 31, 2020; and (iv) other statements that are not historical facts, constitute forward-looking statements. These forward-looking statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (a) the satisfaction of customary closing conditions related to the public offering and whether the Company will be able to complete the public offering on the anticipated terms, or at all; (b) whether the evolving effects of the COVID-19 pandemic and resulting global economic and financial disruptions will materially and adversely impact the Company’s business and business prospects, its financial condition and the future of imetelstat; (c) whether the Company overcomes all of the potential delays and other adverse impacts caused by the evolving effects of the COVID-19 pandemic, and overcomes the clinical, safety, efficacy, technical, scientific, intellectual property, manufacturing and regulatory challenges in order to complete the Phase 3 portion of IMerge and announce top-line results from the trial; (d) whether regulatory authorities permit the further development of imetelstat on a timely basis, or at all, without any clinical holds; (e) whether imetelstat is demonstrated to be safe and efficacious in clinical trials; (f) whether any future efficacy or safety results may cause the benefit-risk profile of imetelstat to become unacceptable; (g) whether imetelstat actually demonstrates disease-modifying activity in patients; (h) whether imetelstat is able to maintain patent protection, obtain and maintain the orphan drug exclusivity and have freedom to operate; (i) the Company’s need to raise substantial capital in order to complete the development and commercialization of imetelstat; (j) whether the Company can accurately project or attain complete enrollment in IMerge, whether due to the evolving effects of the COVID-19 pandemic or otherwise; (k) whether there are failures or delays in manufacturing sufficient quantities of imetelstat or other clinical trial materials in a timely manner, whether due to the evolving effects of the COVID-19 pandemic or otherwise; and (l) changes in the Company’s estimated cash position as of March 31, 2020 based on the completion of quarterly closing procedures. Additional information on the above risks and uncertainties and additional risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in the Company’s filings and periodic reports filed with the SEC under the heading “Risk Factors” and elsewhere in such filings and reports, including in the Prospectus Supplement. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, the Company disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 21, 2020, by and among Geron Corporation and Stifel, Nicolaus & Company, Incorporated and MTS Securities, LLC, as representatives of the several underwriters named therein
4.1	Form of Pre-Funded Warrant to Purchase Common Stock
4.2	Form of Warrant to Purchase Common Stock
5.1	Opinion of Cooley LLP
23.1	Consent of Cooley LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: May 26, 2020	By:	/s/ Stephen N. Rosenfield
		Name:	Stephen N. Rosenfield
		Title:	Executive Vice President, Chief Legal Officer
and Corporate Secretary